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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 9, 2005

                              ___________________

                          WYOMING OIL & MINERALS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                              ___________________

            WYOMING                       0-7919                84-0217330
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
        Incorporation)                                    Identification Number)


  BLOCK B, G/F., PRINCE INDUSTRIAL BUILDING, 106 KING FUK STREET, SAN PO KONG,
                               KOWLOON, HONG KONG
                    (Address of principal executive offices)

                                 (852) 2321 6108
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         As previously reported, on July 9, 2005, the Board of Directors of Wyoming Oil & Minerals, Inc. (the "Company") approved the engagement of PKF to serve as its independent registered public accounting firm, and on July 12, 2005, the Company received the written resignation of Stark Winter Schenkein & Co., LLP ("Stark Winter") as the Company's independent registered public accounting firm.

         This Form 8-K/A is being filed to amend the Current Report on Form 8-K filed on July 14, 2005 to include a letter dated July 14, 2005 from Stark Winter to the Securities and Exchange Commission, and received by the Company on August 5, 2005, in which Stark Winter states whether it agrees with the statements in
Item 4.01 of the Current Report on Form 8-K filed by the Company on July 14, 2005, and, if not, stating the respects in which it does not agree.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.
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                  16.1     Letter by Stark Winter addressed to the Securities
                           and Exchange Commission.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Wyoming Oil & Minerals, Inc.
                                                    (Registrant)


Date:  August 9, 2005                               By:/S/ SHI KAI BIU (SIMON)
                                                       -----------------------
                                                       Shi Kai Biu (Simon),
                                                       Chief Executive Officer